Online
Go to www.envisionreports.com/CUBI or scan the QR code — login details are located in the shaded bar below.

Annual Shareholder Meeting Notice
Important Notice Regarding the Availability of Proxy Materials for the Customers
Bancorp, Inc. Annual Meeting of Shareholders to be Held on May 27, 2025
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Our 2025 Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at:
These documents are also available on the Company's website at www.customersbank.com, by selecting "Investors", and then selecting "Proxy statements" or "SEC filings", as applicable.

Easy Online Access — View your Proxy Materials and Vote.

Step 1: Go to www.envisionreports.com/CUBI.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 12, 2025 to facilitate timely delivery.

Annual Shareholder Meeting Notice
The Customers Bancorp, Inc. 2025 Annual Meeting of Shareholders will be held on Tuesday, May 27, 2025 at 10:00 a.m. Eastern Time, virtually via the Internet at www.meetnow.global/MXKPVSL.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2 and 3.
1.Election of Directors.
2.To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.
3.To approve a non-binding advisory resolution on named executive officer compensation.
PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

The 2025 Annual Meeting of Shareholders of Customers Bancorp, Inc. will be held on
Tuesday, May 27, 2025 at 10:00 a.m. Eastern Time virtually via the internet at www.meetnow.global/MXKPVSL.
To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Here’s how to order a copy of the proxy materials and select delivery preferences:
Current and future delivery requests can be submitted using the options below.
If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.
–Internet – Go to www.envisionreports.com/CUBI. Click on Cast Your Vote or Request Materials.
–Phone – Call us free of charge at 1-866-641-4276.
–Email – Send an email to investorvote@computershare.com with “Proxy Materials Customers Bancorp, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 12, 2025.